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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): AUGUST 4, 2003


                         COMMISSION FILE NUMBER: 1-10643


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                         HALLWOOD REALTY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

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                DELAWARE                                      75-2313955
     (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                     Identification Number)


              3710 RAWLINS
               SUITE 1500
              DALLAS, TEXAS                                   75219-4298
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (214) 528-5588


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                         HALLWOOD REALTY PARTNERS, L.P.


     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99.1    Press Release dated August 4, 2003.


     ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 4, 2003, Hallwood Realty Partners, L.P. issued a press release regarding its results of operations for the quarter ended June 30, 2003. The full text of the press release is attached as Exhibit 99.1.





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                         HALLWOOD REALTY PARTNERS, L.P.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HALLWOOD REALTY PARTNERS, L.P.

                                      By: HALLWOOD REALTY, LLC
                                          General Partner


Date: August 4, 2003                  By: /s/ JEFFREY D. GENT
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                                          Jeffrey D. Gent
                                          Vice President - Finance
                                          (Principal Financial and Accounting
                                          Officer)





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